UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported):  September 16, 2013

Commission file number 0-21513

DXP Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

7272 Pinemont, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 16, 2013, DXP Enterprises, Inc. (the “Company”) entered into an equity distribution agreement (the “Distribution Agreement”) with Liquidnet, Inc., as sales agent for the Company thereunder (the “Sales Agent”), for the offer and sale from time to time by the Company through the Sales Agent of the Company’s common stock, having an aggregate gross sale price of up to $25,000,000. Under the Distribution Agreement, the Company will pay the Sales Agent a commission of up to 3% of the gross proceeds from the sale of the Company’s common stock. Such offering was made pursuant to the Company’s registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on May 29, 2013 (Registration No. 333-188907) (as amended, the “Registration Statement”).

Sales of the Company’s common stock, if any, will be made by means of ordinary brokers’ transactions on The NASDAQ Global Market at market prices or as otherwise agreed between us and our sales agent. The foregoing description is a brief summary of the Equity Distribution Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Distribution Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On September 16, 2013, pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, the Company filed with the SEC a Prospectus Supplement to its Registration Statement relating to the offering of the Company’s common stock. Exhibits 1.1, 5.1, and 23.1 to this Form 8-K relating to the offering of the Company’s common stock are hereby incorporated into such Registration Statement by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

1.1	Equity Distribution Agreement dated September 16, 2013 by and between DXP Enterprises, Inc. and Liquidnet, Inc.

5.1          Opinion of Fulbright & Jaworski L.L.P.

23.1
Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DXP ENTERPRISES, INC.

September 16, 2013                                                                           By:  /s/Mac McConnell
                           Mac McConnell
        Senior Vice President/Finance,
        Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.                                                      Description

1.1	Equity Distribution Agreement dated September 16, 2013 by and between DXP Enterprises, Inc. and Liquidnet, Inc.

5.1                                      Opinion of Fulbright & Jaworski L.L.P.

23.1
Consent of Fulbright & Jaworski L.L.P. (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).